UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2968

Name of Registrant: Vanguard Trustees’ Equity Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2010 – October 31, 2011

Item 1: Reports to Shareholders

Annual Report | October 31, 2011

Vanguard International Value Fund

> For the 12 months ended October 31, 2011, Vanguard International Value Fund returned about –7%, trailing the return of the benchmark index and the average return of peer funds.

> European stocks, roiled by the sovereign-debt crisis, were a significant factor in the fund’s weak performance for the period.

> The fund retained its sizable performance lead over its comparative standards for the decade ended October 31, 2011.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2011

Total
Returns
Vanguard International Value Fund	-7.27%
MSCI All Country World Index ex USA	-4.66
International Funds Average	-5.71
International Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2010 , Through October 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$31.92	$28.98	$0.680	$0.000

Chairman’s Letter

Dear Shareholder,

Vanguard International Value Fund returned about –7% for the year ended October 31, 2011, a period marked by the turmoil of Europe’s sovereign-debt crisis. The fund lagged the return of its benchmark index, the MSCI All Country World Index ex USA, and the average return of its peers.

Investors were preoccupied with Europe during the period, concerned that a potential debt default by Greece would have repercussions throughout the region and the world. That weighed heavily on the fund, which on average had about half of its holdings in European stocks. In both the European and the Pacific regions, the fund’s returns were restrained by holdings in big banks and makers of appliances and consumer electronics, which are keenly sen-sitive to the rhythms of the business cycle.

Note: If you invest in the fund through a taxable account, you may wish to review the after-tax returns for investors in the highest tax bracket, which appear later in this report.

For the markets,
an anxious 12 months
International stock markets returned a combined –4.66% during the period, as stock prices retreated in Europe and in the Pacific region’s developed economies and emerging markets, where growth has moderated.

U.S. stock indexes ended the 12 months with solid returns, though the gains were shadowed by anxiety. This turbulence was so pronounced, in fact, that a one-month change in the start date would have yielded a very different perspective on performance. For the 12 months through October 31, the broad U.S. stock market returned 7.67%. For the 12 months ended September 30, however, the return was a mere 0.31%.

Unsteady yields reflected
fast-changing sentiment
Bonds produced strong returns, though as in the stock market, volatility was the norm. The yield of the 10-year U.S. Treasury note, a benchmark for longer- term interest rates, began the 12 months at 2.61%. Yields drifted higher (and prices lower) as the economic expansion seemed to gather steam, then fluttered lower to close the period at 2.17%. The decline in Treasury yields (and rise in prices) was driven by Europe’s sovereign-debt problems, underwhelming economic reports, and a flight to safety that was prompted, paradoxically, by a credit rating agency’s decision to downgrade U.S. government debt. Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.

Taxable investment-grade bonds returned 5.00% for the full 12 months. It’s important to note, of course, that as yields decline, the opportunity for similarly strong returns diminishes. The broad municipal market

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	12.22%	0.54%
Russell 2000 Index (Small-caps)	6.71	12.87	0.68
Dow Jones U.S. Total Stock Market Index	7.67	12.58	0.90
MSCI All Country World Index ex USA (International)	-4.66	12.92	-0.37

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.00%	8.87%	6.41%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.78	8.31	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.10	0.15	1.53

CPI
Consumer Price Index	3.53%	1.49%	2.33%

returned 3.78%. The returns on money market instruments hovered near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Europe’s magnified effect
on the fund’s performance
As I noted, Europe was a trouble spot during the fiscal year, and the effect of declines in that region was magnified for the fund because it had a higher allocation to Europe than the benchmark did. The International Value Fund avoided any direct investment in Greece, the country at the center of the drama, but that didn’t spare it from losses. Investors concerned about the potential fallout from Greece drove stocks lower in a variety of countries, including France, Germany, Italy, and Spain. Financial stocks in many of these countries were among the hardest hit. In some ways, it was reminiscent of the financial crisis of 2008, with investors feeling anxiety about what might be lurking on the balance sheets of major financial institutions.

Stocks from the Pacific region, which accounted for about a quarter of the portfolio, on average, for the period, also had disappointing results. Japanese stocks fell as that country continued to grapple with the aftermath of the tragic earthquake in March as well as a prolonged period of anemic economic growth.

Emerging market stocks, which have enjoyed outsized gains in recent years, hurt the fund’s performance in this period.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
International Value Fund	0.39%	1.42%

The fund expense ratio shown is from the prospectus dated February 23, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the fund’s expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: International Funds.

Worries that growth is slowing in countries such as Brazil and China contributed to widespread declines.

The fund’s long-term record
shines through volatility
Results for your fund over the past year were disappointing, but over the longer term, your fund’s record stands out. For the ten years ended October 31, 2011, a decade of great volatility, the fund’s average annualized return was 7.40%. That result exceeds by more than 2 percentagepoints the performance of competing funds, and it’s also significantly better than that of the spliced benchmark index.

The International Value Fund relies on four investment advisors who employ different but complementary strategies for identifying potential opportunities among stocks outside of the United States. This multi-manager approach can enhance diversification because the advisors may have different views about individual stocks and the broader investment environment. Such a diversity of opinion can be useful in navigating the complexities of international stock markets—just as different stocks may be in favor during different periods, so too different advisor strategies may be more effective at certain times than others. Our hope is that the various approaches combine to produce market-beating results while helping to manage volatility.

In addition, the fund’s low expenses help you keep more of its return, a benefit that compounds over time.

Total Returns
Ten Years Ended October 31, 2011

Average
Annual Return
International Value Fund	7.40%
Spliced International Index	5.63
International Funds Average	5.24

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
International Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Keeping the focus
on the power of diversification
The past year turned out to be another one in which investors had to contend with extreme volatility, and with Europe’s debt troubles much in the news, some of the anxiety of the 2008 financial crisis returned. We understand that it’s difficult not to be discouraged when markets are shaky. But we would emphasize—as we always have—that it’s vitally important to maintain a prudent asset allocation among broadly diversified, lowcost investments regardless of the market environment.

Vanguard International Value Fund can help you achieve the diversification that we view as so valuable. The stocks your fund invests in offer exposure to a different array of economic and market forces than U.S. stocks, and can produce very different returns. Diversification, of course, doesn’t guarantee that you won’t suffer a loss or that you’ll make a profit, but it can help to smooth out a portfolio’s ups and downs over time.

In addition to maintaining appropriate diversification, it’s wise not to overreact to daytoday, even minutetominute, headlines. We’re convinced that investors stand a better chance of reaching their financial goals by keeping a longterm perspective.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2011

Advisors’ Report

For the 12 months ended October 31, 2011, Vanguard International Value Fund returned about –7%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on November 9, 2011.

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	29	1,872	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
AllianceBernstein L.P.	26	1,694	The advisor uses a fundamentals-based,
			research-driven approach to find companies whose
			long-term earnings power exceeds the level implied by
			their current stock price. Proprietary quantitative tools
			aid risk control and portfolio construction, helping the
			advisor to achieve a balanced trade-off between risk
			and return.
Edinburgh Partners Limited	26	1,687	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
Hansberger Global Investors, Inc.	18	1,208	The advisor employs traditional, bottom-up
			fundamental analysis to identify undervalued
			investment opportunities. A team of analysts operating
			around the world evaluates companies from both
			economic and geographic perspectives.
Cash Investments	1	92	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

Lazard Asset Management LLC

Portfolio Managers:
Michael G. Fry, Managing Director

Michael A. Bennett, CPA, Managing Director

The past 12 months were marked by intervals of both investor confidence and fear. Positive developments included strong corporate earnings, low interest rates, and abundant liquidity provisions through quantitative easing efforts by various central banks. Among the negative developments were the deepening of the sovereign-debt crisis in Europe, armed uprisings in the Middle East and Northern Africa, and the earthquake, tsunami, and nuclear crisis in Japan.

For the 12-month period ended October 31, 2011, sector leadership was in the traditionally defensive sectors of consumer staples, health care, and telecom services. Cyclical sectors, such as materials, industrials, and consumer discretionary, underperformed, as did financial stocks. Emerging market stocks lagged those in developed markets over the period.

Stock selection in information technology was a primary driver of performance during the period. Positions in SAP and two emerging market companies, Taiwan Semiconductor Manufacturing (TSMC) and Cielo, performed well. These companies benefited from resilient earnings and strong end-user demand.

Stock selection in the energy sector was also a strong contributor to relative returns, led by holdings in Royal Dutch Shell, Technip, and Tullow Oil. These positions benefited from the rising price of oil. In addition, Tullow Oil announced the discovery of an oil field off the coast of French Guiana.

Conversely, stock selection in the telecom services sector detracted from relative returns over the 12 months, as positions in emerging market companies Turkcell Iletisim Hizmetleri, Mobile Telesystems, and Telekomunikasi Indonesia lagged because of margin pressures from increased competition.

Stock selection in the financials sector also hurt performance, particularly holdings in the banking industry. Positions in Lloyds Banking Group, Swedbank, and BNP Paribas were the major culprits, as the companies were hurt by the continued uncertainty resulting from Europe’s sovereign-debt crisis.

Stock selection in emerging markets helped performance. Shares of the previously mentioned Cielo and TSMC were the major contributors to relative returns.

Looking ahead, corporate profitability and balance sheets appear to be strong. We believe that if this profitability can be sustained, despite an environment of low growth in developed markets, then equity valuations overall do not appear to be stretched. However, we believe the sovereign-debt issue in Europe needs to be addressed with a structural, political solution, alongside decisive action from the European Central Bank. If it is not, there is potential for the pressure on Europe’s banks to become severe and, as a result, to decrease the supply of credit to its corporations and consumers. In our view, such an outcome has not yet been priced into most equities. We believe that Europe’s politicians are making progress in the right direction, but that much remains to be done.

The portfolio management teams continue to focus on stock selection, seeking stocks with sustainably high or improving returns trading at attractive valuations, and we remain confident that our strong historical record of performance will continue in a variety of market conditions.

AllianceBernstein L.P.

Portfolio Managers:
Kevin F. Simms, Co-Chief Investment Officer—International Value Equities and Director of Research—Global and International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment Officer—International Value Equities and Chief Investment Officer— Emerging Markets Value Equities

International equities fell during the 12-month period as fears grew that the European sovereign-debt crisis and renewed economic weakness could push the global economy into recession. Extremely volatile markets created very challenging conditions for value investors.

During the reporting period, the portfolio suffered because of weak stock selection in the financials, technology, and consumer cyclical sectors. Risk-averse investors indiscriminately punished stocks seen as vulnerable to economic weakness or European instability.

Our main weak spot was our exposure to deep-value stocks, which suffered one of their worst years in decades. Yet over the last 40 years, the most attractively valued quintile of global stocks has significantly outperformed the most expensive quintile of stocks. When a recovery materializes, we’re confident that our deep-value portfolios should have a unique advantage in capturing the rebound.

Our analysis of price/book spreads suggests that the value opportunity today is as high as it was in late 2008 and early 2009, at the peak of the financial crisis. We’ve taken advantage of this opportunity by positioning the portfolio as one of the cheapest in the industry.

Many of our holdings boast healthier fundamentals than in early 2009, at similar—or cheaper—valuations. And in our view, many of our cyclical holdings in areas such as autos, technology, and industrial commodities offer significant return potential even in an environment of subdued economic growth. For example, many companies that we hold are aggressively cutting costs, improving profit margins, and generating excess cash, which we expect will lead to increased stock buybacks and higher dividends.

Although it’s been a tough year, we strongly believe that when markets stop acting purely on macroeconomic concerns and gain the confidence to reward cheap stocks with strong cash flows and earnings, our unwavering focus on deep-value opportunities will be rewarded.

Edinburgh Partners Limited

Portfolio Manager:
Sandy Nairn, Director and CEO

Despite the dramatic political and environmental events of the past 12 months, we continue to see little change in our overall economic outlook. Absent meaningful disruption to oil supplies, we expect subdued growth and an evolving rebalancing of the global economy. One side of the equation is a retrenchment by those countries that have been living beyond their means. On the other lie those countries where the balance between savings and consumption will shift. This will also manifest itself in a shift in the pattern of trade balances.

In the near term the biggest issue lies in the differential effect of global economic policies and the need for the structural surplus countries to control the inflationary impact of Western liquidity injections. As Asian governments, China in particular, try to control credit expansion, it is entirely possible that we will see an increasing number of bad debts emerge from the frenetic investment expansion of recent years.

The current hot topic is the potential for sovereign-debt default in Europe. The key, but rarely discussed element, is the complete lack of competitiveness of Greece and Portugal. It has to be remembered that Italy and Spain are very different from Greece and Portugal. Their current account deficits are manageable, and for Italy, the structural primary fiscal balance is actually in surplus. Our expectation is that Greece will eventually leave the Eurozone, possibly followed by Portugal, but that Italy and Spain will not. Given that policymaking in Europe can verge on the dysfunctional, it could be some considerable time before all of this is resolved. As investors we will therefore continue to see our patience tested.

It is hard to avoid discussion of macro issues, given the shadow they cast over the global economy, but at the level of the portfolio we remain reasonably comfortable. The aggregate valuation of the securities held in the portfolio is attractive and suggests that real returns will be positive over the medium term even with the subdued growth environment. The largest risk that we see in global equity markets is in areas where companies have been earning profit margins that are at, or exceed, previous cyclical peaks. We do not see how these can be sustained in the economic growth environment that we are entering. In our view, these are cyclical peaks masquerading as long-term growth. It feels very much as if this is gradually beginning to unwind, and to the extent that it does, we expect that our relative performance will improve.

We continue to find opportunities, and as concerns over inflation and growth in China create volatility in Asian share prices, we see stocks coming back into more attractive valuation ranges. The portfolio can therefore be described in terms of three key groupings. First we have companies where we have conviction that we will see a strong and rising dividend stream, such as Diageo, Unilever, and Japan Tobacco. Second are companies where we see growth prospects as limited but share prices as unduly depressed by macroeconomic fears, such as the Italian bank Intesa Sanpaolo, Aviva, and Telecom Italia. Third are companies where growth prospects look strong but fears over the near term have caused sharp price drops, such as domestic Chinese auto manufacturers.

We have a number of companies where we are either investing with tight limits or waiting for the prices to come into range. In this sense the volatility that is unsettling for investors is also extremely helpful in creating opportunities.

Hansberger Global Investors, Inc.

Portfolio Managers:
Ronald Holt, CFA, CEO and Co-Chief Investment Officer—Value Team

Aureole L.W. Foong, Managing Director— Emerging Markets

Global equity markets posted single-digit losses over the past 12 months as worries over Europe’s financial system and fears of a slowing global economy offset solid corporate performance. During the period, investors became increasingly concerned that unsustainable levels of sovereign debt for many countries in Europe could eventually threaten the viability of many European banks. In addition, weakness in manufacturing data in the United States, Europe, and China led to heightened fears of a double-dip global recession. Global markets were further unsettled by the downgrade of the U.S. credit rating. Against this uncertainty, investors shunned risky assets such as equities.

The primary detractor from performance during the period was stock selection in the consumer discretionary and materials sectors. In the consumer discretionary sector, emerging market holdings were particularly weak as policymakers in many emerging market countries raised interest rates to combat rising inflationary pressures. Many investors worried that these policies could slow economic growth and hurt corporate profits. Companies such as China-based Guangzhou Auto and Brazil-based Gafisa S.A. underperformed in this environment.

Concerns that the global economy could be on the verge of a double-dip recession also hurt companies in the materials sector. In our portfolio, Evraz Group SA, Kazakhyms plc and Eurasian Natural Resources Corporation plc hindered performance.

Our investments in the information technology and industrials sectors were the most significant positive contributors to performance over the past year. In the information technology sector, TSMC and Samsung Electronics performed well. Both companies benefited from continued strength in corporate spending on technology products as well as growing demand for consumer electronic devices such as tablets and smartphones.

While our overweight exposure to the industrials sector detracted from performance, positive stock selection in the sector more than offset this effect.

Most of this positive impact came from an investment in Canadian National Railway, which benefited from continued growth in volumes, higher prices, and ongoing improvements in profitability.

Macroeconomic risks continued to be quite high, but the corporate sector remained in relatively good health. In recent months, corporate earnings have remained strong while market weakness has led to a contraction in valuations. While uncertainty and periodic increases in risk aversion are likely to contribute to ongoing volatility, in our view, valuations are attractive and many of these risks have been well flagged.

In this volatile environment, we continue to seek high-quality businesses that have strong balance sheets, visible cash flows, and attractive valuations. We believe these companies will be well positioned to provide positive returns for investors over the long term.

International Value Fund

Fund Profile
As of October 31, 2011

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	243	1,861
Median Market Cap	$36.0B	$27.3B
Price/Earnings Ratio	11.5x	11.6x
Price/Book Ratio	1.3x	1.4x
Return on Equity	17.9%	17.8%
Earnings Growth Rate	0.3%	2.5%
Dividend Yield	3.3%	3.4%
Turnover Rate	39%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.39%	—
Short-Term Reserves	1.9%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	12.2%	9.1%
Consumer Staples	9.6	9.6
Energy	12.0	11.5
Financials	18.9	23.5
Health Care	8.7	6.7
Industrials	10.9	10.4
Information Technology	11.2	6.4
Materials	7.4	12.3
Telecommunication
Services	7.7	6.4
Utilities	1.4	4.1

Volatility Measures
	Spliced	MSCI AC
	International	World Index
	Index	ex USA
R-Squared	0.98	0.98
Beta	1.06	1.05
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
GlaxoSmithKline plc	Pharmaceuticals	2.2%
Royal Dutch Shell plc	Integrated Oil &
	Gas	2.0
Unilever	Packaged Foods &
	Meats	2.0
Sanofi	Pharmaceuticals	2.0
Samsung Electronics Co.
Ltd.	Semiconductors	1.9
Vodafone Group plc	Wireless
	Telecommunication
	Services	1.7
Novartis AG	Pharmaceuticals	1.6
Gazprom OAO ADR	Integrated Oil &
	Gas	1.5
Vale SA Class B ADR	Steel	1.4
Petroleo Brasileiro SA	Integrated Oil &
ADR Type A	Gas	1.2
Top Ten		17.5%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 23, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2011, the expense ratio was 0.39%.

International Value Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	22.4%	14.8%
France	7.6	7.0
Germany	6.4	5.5
Switzerland	4.5	5.6
Italy	3.1	1.8
Netherlands	3.0	1.6
Belgium	1.2	0.6
Sweden	1.1	2.1
Other	2.5	5.3
Subtotal	51.8%	44.3%
Pacific
Japan	19.1%	13.6%
Australia	2.7	6.1
Singapore	1.0	1.2
Other	0.5	2.5
Subtotal	23.3%	23.4%
Emerging Markets
Brazil	5.0%	3.9%
South Korea	4.4	3.9
China	4.3	4.1
Russia	3.5	1.3
Taiwan	1.7	2.6
South Africa	1.2	2.0
Turkey	1.0	0.3
Other	1.3	6.7
Subtotal	22.4%	24.8%
North America
Canada	2.5%	7.0%
Middle East	0.0%	0.5%

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2001, Through October 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Value Fund	-7.27%	-2.02%	7.40%	$20,419
MSCI All Country World Index ex USA	-4.66	-0.37	7.61	20,814
Spliced International Index	-4.66	-2.61	5.63	17,287
International Funds Average	-5.71	-2.20	5.24	16,662

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
International Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): October 31, 2001, Through October 31, 2011

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.
See Financial Highlights for dividend and capital gains information.

International Value Fund

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	-13.31%	-3.37%	6.58%

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.

International Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (96.2%)[1]
Australia (2.4%)
BHP Billiton Ltd.	1,224,369	47,928
Telstra Corp. Ltd.	10,901,639	35,397
National Australia
Bank Ltd.	1,099,821	29,376
Westpac Banking Corp.	869,163	20,170
Commonwealth Bank
of Australia	326,404	16,768
Macquarie Group Ltd.	250,800	6,457
		156,096
Austria (0.1%)
OMV AG	286,400	9,980

Belgium (1.2%)
Anheuser-Busch InBev NV	1,024,936	56,839
Delhaize Group SA	192,356	12,565
KBC Groep NV	364,400	8,081
		77,485
Brazil (4.9%)
Petroleo Brasileiro SA
ADR Type A	3,019,687	76,368
Banco do Brasil SA	4,129,000	63,011
Vale SA Class B ADR	2,393,548	56,488
Cielo SA	1,418,293	37,860
Vale SA Class B ADR	1,317,300	33,472
MRV Engenharia e
Participacoes SA	3,227,300	22,858
Cia Energetica de Minas
Gerais ADR	853,454	14,543
^ Gafisa SA ADR	1,476,271	10,983
Banco Bradesco SA ADR	329,107	5,990
		321,573
Canada (2.5%)
Bank of Nova Scotia	412,560	21,742
Canadian National
Railway Co.	266,825	20,924

			Market
			Value
		Shares	($000)
^	Rogers Communications
	Inc. Class B	520,700	18,989
	Teck Resources Ltd.
	Class B	405,906	16,277
	Suncor Energy Inc.	483,785	15,438
	Magna International Inc.	378,900	14,457
	Nexen Inc.	851,050	14,455
*	New Gold Inc.	912,300	11,304
	Agrium Inc.	133,400	10,999
	National Bank of Canada	153,100	10,927
	Toronto-Dominion Bank	68,700	5,185
	Industrial Alliance Insurance
	& Financial Services Inc.	37,262	1,212
			161,909
China (4.2%)
	China Mobile Ltd.	5,233,000	49,736
^	Weichai Power Co. Ltd.	9,414,600	47,373
^	China State Construction
	International
	Holdings Ltd.	41,669,280	32,093
^	Geely Automobile
	Holdings Ltd.	98,935,000	25,295
	China Construction
	Bank Corp.	28,639,960	21,043
	China Shenhua
	Energy Co. Ltd.	3,923,000	17,947
	China Petroleum &
	Chemical Corp.	16,402,000	15,512
^	China Overseas Land &
	Investment Ltd.	7,586,000	14,037
	Ping An Insurance
	Group Co.	1,865,500	13,835
	Dongfeng Motor Group
	Co. Ltd.	7,376,000	12,032
	GOME Electrical
	Appliances Holding Ltd.	36,607,000	11,224
^	Evergrande Real Estate
	Group Ltd.	13,945,000	6,031

International Value Fund

		Market
		Value
	Shares	($000)
Daphne International
Holdings Ltd.	4,866,000	5,084
Guangzhou Automobile
Group Co. Ltd.	4,962,169	4,951
^,* China ZhengTong Auto
Services Holdings Ltd.	899,500	974
		277,167
Finland (0.9%)
Nokia Oyj	5,420,833	36,478
Sampo Oyj	820,296	22,547
		59,025
France (7.1%)
Sanofi	1,853,146	132,572
Total SA	1,099,790	57,384
BNP Paribas SA	1,056,566	47,181
LVMH Moet Hennessy
Louis Vuitton SA	179,426	29,739
^ Bouygues SA	735,700	27,477
Renault SA	556,160	23,237
Valeo SA	412,800	20,721
Societe Generale SA	684,744	19,605
Technip SA	199,421	18,857
Danone	269,777	18,702
Faurecia	531,779	14,060
Vivendi SA	628,760	14,050
AXA SA	819,000	13,173
ArcelorMittal	603,754	12,518
GDF Suez	361,505	10,185
Teleperformance SA	373,853	7,894
		467,355
Germany (6.1%)
SAP AG	1,260,107	76,196
Adidas AG	953,446	67,148
Bayerische Motoren
Werke AG	490,698	39,861
Deutsche Post AG	2,548,990	38,664
E.ON AG	1,114,100	26,867
Allianz SE	237,590	26,435
Shares
Merck KGaA	216,882	20,238
Siemens AG	168,371	17,649
ThyssenKrupp AG	540,600	15,488
Muenchener
Rueckversicherungs AG	110,280	14,769
Volkswagen AG Prior Pfd.	82,700	14,402
Henkel AG & Co.
KGaA Prior Pfd.	236,736	14,073
Bayer AG	218,781	13,939
GEA Group AG	310,900	8,525
Deutsche Lufthansa AG	193,500	2,629
		396,883

		Market
		Value
	Shares	($000)
Hong Kong (0.5%)
Wing Hang Bank Ltd.	1,307,000	11,803
Swire Pacific Ltd. Class A	624,545	7,217
Yue Yuen Industrial
Holdings Ltd.	1,495,500	4,259
New World Development
Co. Ltd.	3,704,000	3,902
Cathay Pacific
Airways Ltd.	1,255,000	2,278
* New World Development
Co. Ltd. Rights	1,852,000	632
		30,091
India (0.5%)
Infosys Ltd. ADR	241,058	14,124
ICICI Bank Ltd. ADR	300,286	11,159
Tata Steel Ltd. GDR	863,300	8,307
		33,590
Indonesia (0.4%)
Telekomunikasi Indonesia
Tbk PT ADR	830,200	28,061

Ireland (0.4%)
* Ryanair Holdings plc ADR	920,071	26,470

Italy (3.0%)
ENI SPA	3,269,476	72,268
Telecom Italia SPA
(Registered)	46,409,515	57,746
Intesa Sanpaolo SPA
(Registered)	19,921,525	35,162
Atlantia SPA	1,639,924	24,978
Telecom Italia SPA
(Bearer)	6,391,400	6,708
		196,862
Japan (18.3%)
Japan Tobacco Inc.	14,173	70,839
FANUC Corp.	406,100	65,662
Bridgestone Corp.	2,621,900	61,476
Yamada Denki Co. Ltd.	834,440	60,009
Fujitsu Ltd.	10,451,000	55,888
Mitsubishi Corp.	2,532,100	52,078
Canon Inc.	1,133,000	51,436
Sony Corp.	2,381,000	49,676
Sumitomo Mitsui
Financial Group Inc.	1,576,800	44,074
Dai Nippon Printing
Co. Ltd.	4,065,000	42,579
Tokyo Electron Ltd.	736,400	39,164
Panasonic Corp.	3,861,500	39,036
Omron Corp.	1,778,800	38,336
Nippon Telegraph &
Telephone Corp.	693,000	35,548

International Value Fund

			Market
			Value
		Shares	($000)
	Daito Trust Construction
	Co. Ltd.	382,500	33,890
	Yahoo Japan Corp.	102,885	33,043
	Ricoh Co. Ltd.	3,787,000	31,038
	Fujikura Ltd.	9,385,000	29,955
	Asahi Glass Co. Ltd.	2,923,000	25,596
	Mitsubishi Estate Co. Ltd.	1,493,000	25,287
	Toyota Motor Corp.	719,700	23,895
	Mitsui & Co. Ltd.	1,499,700	21,887
	Nissan Motor Co. Ltd.	2,287,700	21,035
	Sharp Corp.	2,281,000	21,026
	JS Group Corp.	975,900	20,464
	Shin-Etsu Chemical Co. Ltd.	389,600	20,008
	Nintendo Co. Ltd.	125,200	18,889
	Sumitomo Electric
	Industries Ltd.	1,548,000	17,163
	Astellas Pharma Inc.	456,200	16,685
	Sumitomo Mitsui Trust
	Holdings Inc.	4,447,650	15,220
	THK Co. Ltd.	697,600	13,595
	ORIX Corp.	144,370	12,600
	JX Holdings Inc.	2,089,700	12,172
	Sumitomo Corp.	973,900	12,058
	JFE Holdings Inc.	632,800	12,044
	Bank of Yokohama Ltd.	2,556,000	11,702
	Toshiba Corp.	2,618,000	11,418
*	Mazda Motor Corp.	5,010,000	10,531
	Nippon Express Co. Ltd.	1,272,000	4,917
	Sumitomo Rubber
	Industries Ltd.	369,100	4,611
	DIC Corp.	2,157,000	4,073
	Konica Minolta
	Holdings Inc.	470,500	3,422
	Air Water Inc.	197,000	2,501
*	Sumco Corp.	184,000	1,861
			1,198,387
Netherlands (2.9%)
	Unilever NV	1,520,174	52,482
*	ING Groep NV	5,964,706	51,421
	Heineken NV	986,713	47,822
	Koninklijke DSM NV	360,896	18,468
*	Aegon NV	2,495,490	11,901
	Randstad Holding NV	185,200	6,575
			188,669
Norway (0.2%)
*	Subsea 7 SA	741,450	15,988

Poland (0.2%)
	KGHM Polska Miedz SA	298,020	14,388

Portugal (0.2%)
	EDP - Energias de
	Portugal SA	3,953,690	12,421

		Market
		Value
	Shares	($000)
Russia (3.4%)
Gazprom OAO ADR	7,422,400	86,043
Sberbank of Russia	18,741,273	49,465
Lukoil OAO ADR	484,743	28,077
Gazprom OAO ADR	1,255,278	14,552
Mobile Telesystems
OJSC ADR	906,047	12,947
Lukoil OAO ADR	203,363	11,779
MMC Norilsk Nickel
OJSC ADR	572,785	11,170
Evraz Group SA GDR	533,952	9,458
		223,491
Singapore (1.0%)
Singapore
Telecommunications Ltd.	18,985,000	48,000
DBS Group Holdings Ltd.	1,564,701	15,284
		63,284
South Africa (1.2%)
MTN Group Ltd.	1,202,311	20,897
Bidvest Group Ltd.	856,390	16,935
Mr Price Group Ltd.	1,725,900	16,519
Standard Bank Group Ltd.	1,296,312	15,918
Exxaro Resources Ltd.	284,700	6,382
		76,651
South Korea (4.3%)
Samsung Electronics
Co. Ltd.	137,192	118,103
KB Financial Group Inc.	831,760	32,224
SK Telecom Co. Ltd. ADR	2,131,300	31,522
KT&G Corp.	444,066	27,779
LG Display Co. Ltd.	1,317,380	26,749
Hyundai Mobis	75,993	21,749
Samsung Electronics Co.
Ltd. Prior Pfd.	16,900	9,642
Hana Financial Group Inc.	259,450	9,268
Kia Motors Corp.	51,950	3,331
		280,367
Spain (0.4%)
Gas Natural SDG SA	1,024,700	19,047
Banco Santander SA	1,181,664	10,001
		29,048
Sweden (1.1%)
Assa Abloy AB Class B	1,514,900	36,789
Swedbank AB Class A	1,632,321	22,853
Sandvik AB	974,163	13,392
		73,034
Switzerland (4.5%)
Novartis AG	1,907,946	107,485
Roche Holding AG	245,688	40,310
Julius Baer Group Ltd.	912,619	34,292
Actelion Ltd.	796,085	29,489
Nestle SA	471,320	27,260

International Value Fund

		Market
		Value
	Shares	($000)
* UBS AG	2,026,141	25,607
ABB Ltd.	874,627	16,465
Credit Suisse Group AG	399,742	11,529
		292,437
Taiwan (1.7%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	15,334,704	37,369
Advanced Semiconductor
Engineering Inc.	16,379,995	14,474
Taiwan Semiconductor
Manufacturing Co.
Ltd. ADR	1,123,915	14,184
AU Optronics Corp.	31,108,460	13,408
HTC Corp.	424,000	9,529
Powertech
Technology Inc.	2,798,400	6,813
Wistron Corp.	4,527,359	5,240
Pegatron Corp.	4,762,000	5,143
Lite-On Technology Corp.	2,770,903	2,615
		108,775
Thailand (0.2%)
PTT PCL	1,045,600	10,308
Thai Oil PCL	2,271,500	4,251
		14,559
Turkey (1.0%)
KOC Holding AS	5,025,700	17,864
* Turkcell Iletisim
Hizmetleri AS	2,481,883	12,220
Turkiye Is Bankasi	5,150,400	11,971
Turkiye Garanti
Bankasi AS	3,357,700	11,781
Turkiye Vakiflar
Bankasi Tao	5,745,200	9,763
		63,599
United Kingdom (21.4%)
GlaxoSmithKline plc	6,323,359	141,913
Vodafone Group plc	41,053,645	113,995
Unilever plc	2,392,156	80,187
Royal Dutch Shell plc
Class A	2,020,949	71,662
BP plc	8,777,974	64,597
Royal Dutch Shell plc
Class B	1,702,080	61,068
Tesco plc	8,998,981	58,021
Xstrata plc	3,258,763	54,281

			Market
			Value
		Shares	($000)
	Aviva plc	9,868,548	53,839
	British American
	Tobacco plc	1,114,519	51,102
	AstraZeneca plc	1,058,710	50,829
	Diageo plc	2,228,000	46,111
	WPP plc	4,441,944	45,980
	HSBC Holdings plc	4,409,000	38,470
	Rio Tinto plc	654,320	35,398
	Informa plc	5,642,803	32,769
	Prudential plc	3,117,617	32,203
	Standard Chartered plc	1,376,083	32,110
	Barclays plc	9,855,566	30,552
	Rexam plc	5,144,733	28,518
	BG Group plc	1,311,400	28,437
	Petrofac Ltd.	1,159,497	26,635
*	Lloyds Banking Group plc	48,717,864	25,193
	Tullow Oil plc	1,036,666	23,292
*	Royal Bank of Scotland
	Group plc	59,245,579	22,864
	WM Morrison
	Supermarkets plc	4,365,684	21,171
	BHP Billiton plc	598,956	18,861
	Imperial Tobacco
	Group plc	468,100	17,052
	GKN plc	5,506,100	16,739
	Wolseley plc	511,041	14,737
	British Sky Broadcasting
	Group plc	1,283,845	14,476
	Eurasian Natural
	Resources Corp. plc	1,148,707	12,100
	HSBC Holdings plc
	(Hong Kong Shares)	1,331,869	11,634
	ICAP plc	1,715,273	11,063
	Cookson Group plc	800,556	6,154
	Inchcape plc	1,108,190	5,786
	Legal & General Group plc	2,516,430	4,433
			1,404,232
Total Common Stocks
(Cost $6,551,553)			6,301,877
Temporary Cash Investments (5.4%)[1]
Money Market Fund (5.1%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.128%	336,653,270	336,653

	International Value Fund

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.3%)
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.075%, 11/16/11	10,000	10,000
[5,6]	Freddie Mac
	Discount Notes,
	0.045%, 12/16/11	6,000	5,999
5	United States Treasury Bill,
	0.108%, 12/29/11	4,000	4,000
			19,999
Total Temporary Cash Investments
	(Cost $356,652)		356,652
	Total Investments (101.6%)
	(Cost $6,908,205)		6,658,529
Other Assets and Liabilities (-1.6%)
	Other Assets[5]		72,976
	Liabilities[3]		(178,158)
			(105,182)
	Net Assets (100%)
Applicable to 226,126,217 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			6,553,347
	Net Asset Value Per Share		$28.98

At October 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	7,718,583
Undistributed Net
Investment Income	151,532
Accumulated Net
Realized Losses	(1,081,710)
Unrealized Appreciation
(Depreciation)
Investment Securities	(249,676)
Futures Contracts	13,695
Forward Currency Contracts	1,248
Foreign Currencies	(325)
Net Assets	6,553,347

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $86,348,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.2% and 3.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $94,184,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $16,149,000 and cash of $1,218,000 have been segregated as initial margin for open futures contracts.
6 The issuer is under federal conservatorship and is dependent upon the continued support of the U.S. Treasury to avoid receivership.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Operations

Year Ended
October 31, 2011
($000)
Investment Income
Income
Dividends[1]	211,556
Interest[2]	550
Security Lending	6,511
Total Income	218,617
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,306
Performance Adjustment	(3,363)
The Vanguard Group—Note C
Management and Administrative	15,283
Marketing and Distribution	1,718
Custodian Fees	1,232
Auditing Fees	39
Shareholders’ Reports	108
Trustees’ Fees and Expenses	18
Total Expenses	28,341
Expenses Paid Indirectly	(82)
Net Expenses	28,259
Net Investment Income	190,358
Realized Net Gain (Loss)
Investment Securities Sold	83,621
Futures Contracts	(17,915)
Foreign Currencies and Forward Currency Contracts	3,110
Realized Net Gain (Loss)	68,816
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(760,768)
Futures Contracts	12,464
Foreign Currencies and Forward Currency Contracts	(5,948)
Change in Unrealized Appreciation (Depreciation)	(754,252)
Net Increase (Decrease) in Net Assets Resulting from Operations	(495,078)

1 Dividends are net of foreign withholding taxes of $10,560,000.
2 Interest income from an affiliated company of the fund was $521,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	190,358	162,486
Realized Net Gain (Loss)	68,816	41,738
Change in Unrealized Appreciation (Depreciation)	(754,252)	399,322
Net Increase (Decrease) in Net Assets Resulting from Operations	(495,078)	603,546
Distributions
Net Investment Income	(158,358)	(160,303)
Realized Capital Gain	—	—
Total Distributions	(158,358)	(160,303)
Capital Share Transactions
Issued	1,142,498	1,733,594
Issued in Lieu of Cash Distributions	150,229	150,842
Redeemed[1]	(1,618,337)	(1,289,207)
Net Increase (Decrease) from Capital Share Transactions	(325,610)	595,229
Total Increase (Decrease)	(979,046)	1,038,472
Net Assets
Beginning of Period	7,532,393	6,493,921
End of Period[2]	6,553,347	7,532,393

1 Net of redemption fees for fiscal 2011 and 2010 of $149,000 and $217,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $151,532,000 and $116,597,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$31.92	$29.95	$24.36	$48.38	$41.70
Investment Operations
Net Investment Income	.843	.698	.742	1.176[1]	1.020
Net Realized and Unrealized Gain (Loss)
on Investments	(3.103)	2.007	5.839	(21.841)	9.634
Total from Investment Operations	(2.260)	2.705	6.581	(20.665)	10.654
Distributions
Dividends from Net Investment Income	(.680)	(.735)	(.991)	(.940)	(.880)
Distributions from Realized Capital Gains	—	—	—	(2.415)	(3.094)
Total Distributions	(.680)	(.735)	(.991)	(3.355)	(3.974)
Net Asset Value, End of Period	$28.98	$31.92	$29.95	$24.36	$48.38

Total Return[2]	-7.27%	9.12%	28.34%	-45.49%	27.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,553	$7,532	$6,494	$5,335	$10,313
Ratio of Total Expenses to
Average Net Assets[3]	0.39%	0.39%	0.45%	0.42%	0.41%
Ratio of Net Investment Income to
Average Net Assets	2.59%	2.41%	2.93%	3.08%	2.46%
Portfolio Turnover Rate	39%	51%	55%	59%	38%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.04%), (0.02%), 0.02%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions

International Value Fund

whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. AllianceBernstein L.P., Lazard Asset Management LLC, Edinburgh Partners Ltd., and Hansberger Global Investors, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index ex USA. The basic fee for Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index ex USA. The basic fee for Edinburgh Partners Ltd. is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index for periods prior to February 1, 2011, and to the current benchmark, the MSCI All Country World Index ex USA, beginning February 1, 2011. The benchmark change will be fully phased in by January 2014.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a decrease of $3,363,000 (0.05%) based on performance.

International Value Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2011, the fund had contributed capital of $1,044,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2011, these arrangements reduced the fund’s management and administrative expenses by $56,000 and custodian fees by $26,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	621,949	5,679,928	—
Temporary Cash Investments	336,653	19,999	—
Futures Contracts—Liabilities[1]	(3,477)	—	—
Forward Currency Contracts—Assets	—	3,379	—
Forward Currency Contracts—Liabilities	—	(2,131)	—
Total	955,125	5,701,175	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	3,379	3,379
Liabilities	(3,477)	(2,131)	(5,608)

International Value Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2011, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(17,915)	----	(17,915)
Forward Currency Contracts	----	3,734	3,734
Realized Net Gain (Loss) on Derivatives	(17,915)	3,734	(14,181)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	12,464	----	12,464
Forward Currency Contracts	----	(3,673)	(3,673)
Change in Unrealized Appreciation (Depreciation) on Derivatives	12,464	(3,673)	8,791

At October 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	December 2011	1,670	55,624	9,060
FTSE 100 Index	December 2011	405	36,206	3,177
Topix Index	December 2011	289	28,131	591
S&P ASX 200 Index	December 2011	139	15,794	867

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

International Value Fund

At October 31, 2011, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs Bank USA	11/15/11	USD	47,424	JPY	3,701,735	806
UBS AG	12/21/11	EUR	24,883	USD	34,693	1,051
Goldman Sachs Bank USA	11/15/11	USD	44,188	EUR	31,812	(1,452)
UBS AG	12/21/11	GBP	19,473	USD	31,414	762
UBS AG	12/14/11	JPY	2,127,687	USD	27,311	(252)
UBS AG	12/21/11	AUD	13,692	USD	14,435	760
Goldman Sachs Bank USA	11/15/11	USD	12,712	CAD	12,653	(427)

AUD—Australian dollar.
CAD—Canadian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At October 31, 2011, the counterparty had deposited in a segregated account securities with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2011, the fund realized net foreign currency losses of $624,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

International Value Fund

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2011, the fund realized gains on the sale of passive foreign investment companies of $3,737,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2011, had unrealized appreciation of $4,715,000, of which all has been distributed and is reflected in the balance of undistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduced realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $178,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2011, the fund had $171,230,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,076,059,000 to offset future net capital gains through October 31, 2017.

At October 31, 2011, the cost of investment securities for tax purposes was $6,914,051,000. Net unrealized depreciation of investment securities for tax purposes was $255,522,000 consisting of unrealized gains of $694,703,000 on securities that had risen in value since their purchase and $950,225,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2011, the fund purchased $2,773,581,000 of investment securities and sold $2,944,179,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended October 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	36,864	57,737
Issued in Lieu of Cash Distributions	4,721	4,904
Redeemed	(51,445)	(43,507)
Net Increase (Decrease) in Shares Outstanding	(9,860)	19,134

J. In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2011

Special 2011 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $115,902,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $174,910,000 and foreign taxes paid of $10,989,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2012 to determine the calendar-year amounts to be included on their 2011 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund
Periods Ended October 31, 2011

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-7.27%	-2.02%	7.40%
Returns After Taxes on Distributions	-7.54	-2.86	6.68
Returns After Taxes on Distributions and Sale of Fund Shares	-4.25	-1.73	6.40

Returns do not reflect the 2% fee on redemptions of shares held for less than two months.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2011	10/31/2011	Period
Based on Actual Fund Return	$1,000.00	$840.00	$1.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001. [2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q460 122011

Annual Report | October 31, 2011

Vanguard Diversified Equity Fund

> Vanguard Diversified Equity Fund returned about 7% for the fiscal year ended October 31, 2011.

> The fund was significantly ahead of the average return of its peer multi-capitalization core funds, but trailed its benchmark, the MSCI US Broad Market Index.

> Seven of the eight underlying stock funds posted gains for the 12-month period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	18
About Your Fund’s Expenses.	19
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2011

Total
Returns
Vanguard Diversified Equity Fund	7.42%
MSCI US Broad Market Index	8.05
Multi-Cap Core Funds Average	4.88
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2010 , Through October 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$19.13	$20.34	$0.210	$0.000

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2011, Vanguard Diversified Equity Fund returned 7.42%, below the gain of its benchmark, the MSCI US Broad Market Index, but well ahead of the average return for multi-cap core funds.

The Diversified Equity Fund, which is a “fund of funds,” holds eight underlying actively managed Vanguard mutual funds. Each of the funds provides exposure to a different segment of the U.S. stock market. The Diversified Equity Fund’s performance over the fiscal year thus reflected recent trends in the broad market. In general, small- and mid-cap stocks performed better than their large-cap counterparts. Growth stocks fared better than value stocks.

If you hold shares of the fund in a taxable account, you may wish to review the table of after-tax returns that appears later in this report.

A positive finish
to an anxious 12 months
U.S. stock indexes ended the 12 months with solid returns, though the gains were shadowed by anxiety in a volatile period. This turbulence was so pronounced, in fact, that a one-month change in the start date would have yielded a very different perspective on performance. For the 12 months through October 31, the broad U.S. stock market returned 7.67%. For the 12 months ended September 30, however, the return was a mere 0.31%.

2

Volatility has been a theme in markets abroad, too. International stock markets returned a combined –4.66% as stock prices retreated in Europe. Prices also fell in the Pacific region’s developed economies and emerging markets, where growth has moderated.

Unsteady yields reflected
fast-changing sentiment
Taxable bonds produced strong returns and municipal bonds solid but unspectacular results, though as in the stock market, investor sentiment was volatile. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, began the 12 months at 2.61%, drifted higher as the economic expansion seemed to gather steam, then fluttered lower to close the period at 2.17%. The decline in Treasury yields (and rise in prices) was driven by Europe’s sovereign-debt dramas, underwhelming economic reports, and a “flight to safety” that was prompted, paradoxically, by a rating agency’s decision to downgrade the U.S. government’s debt. Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.

Taxable investment-grade bonds returned 5.00% for the full 12 months. It’s important to note, of course, that as yields decline, the opportunity for similarly strong returns diminishes. The broad municipal market returned 3.78%. Returns on money market

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	12.22%	0.54%
Russell 2000 Index (Small-caps)	6.71	12.87	0.68
Dow Jones U.S. Total Stock Market Index	7.67	12.58	0.90
MSCI All Country World Index ex USA (International)	-4.66	12.92	-0.37

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.00%	8.87%	6.41%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.78	8.31	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.10	0.15	1.53

CPI
Consumer Price Index	3.53%	1.49%	2.33%

3

instruments hovered near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Small-cap and growth stocks
buoyed the fund’s performance
Vanguard Diversified Equity Fund’s fiscal-year performance mirrored the mercurial journey of stocks in the broad U.S. stock market. In the first half of the year, each of the eight underlying funds enjoyed double-digit gains as the prospect of a stronger economic recovery whetted investors’ appetite for risk. In the second half, much of those gains dissipated as stocks plummeted and fears of another U.S. recession resurfaced.

Five of the last six months of the period resulted in negative returns for each underlying fund. October was the exception: Markets suddenly rose as European banks came closer to a deal with the Greek government that would lower its debt. In the wake of all these ups and downs, the Diversified Equity Fund finished with a respectable 12-month return.

The strongest performers among the underlying funds were those most heavily invested in small- and mid-cap stocks and those with an emphasis on growth stocks. Seven of the eight funds recorded gains for the fiscal period.

Expense Ratios
Your Fund Compared With Its Peer Group

	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.40%	1.18%

The acquired fund fees and expenses—drawn from the prospectus dated February 23, 2011—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2011, the annualized acquired fund fees and expenses were 0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Core Funds.

4

The best results came from Vanguard Explorer™ Fund and Vanguard Mid-Cap Growth Fund, both of which returned about 11% for the fiscal year. These funds benefited from the stellar growth of small- and mid-cap stocks during the first half of the period. The Explorer Fund’s investments in information technology and health care stocks contributed most to its returns, while the Mid-Cap Growth Fund benefited most from its holdings in the consumer discretionary and industrial sectors. The Explorer Fund slightly trailed its benchmark index, but the Mid-Cap Growth Fund ended the period ahead of its benchmark.

The next-best performance came from Diversified Equity’s large-cap growth holdings. Vanguard U.S. Growth Fund led the group with a return of about 9%, followed by Vanguard Growth and Income Fund and Vanguard Morgan™ Growth Fund, each of which gained about 8%. These funds benefited from investors’ preference for growth stocks across various industries for much of the period. The U.S. Growth and Morgan Growth Funds fell a bit behind their respective benchmarks, in part because of some poor stock selection by their advisors. The Growth and Income Fund, which represents about a fifth of the Diversified Equity Fund’s assets, was more in line with its benchmark’s result. (In September, the Growth and Income Fund changed its advisory structure, adopting a multimanager approach.)

Total Returns
Inception Through October 31, 2011

Average
Annual Return
Diversified Equity Fund (Returns since inception: 6/10/2005)	2.74%
MSCI US Broad Market Index	3.45
Multi-Cap Core Funds Average	2.45
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Value-oriented holdings produced the weakest results among the underlying funds. Vanguard Capital Value Fund, which seeks out bargain-priced stocks of all sizes, was the only one with a negative return (about –2%) for the period. Vanguard Windsor™ II Fund, which consists of large-cap value stocks, returned about 7%, and was the only value holding to beat its benchmark. Vanguard Windsor Fund, which focuses on both large- and mid-cap stocks and tends to be more aggressive in its investment approach, had a return of 4% for the fiscal year.

Volatile markets have dogged
the fund’s long-term record
Since its inception in 2005, the Diversified Equity Fund has produced an average annual return of 2.74%. As you can see in the table on page 5, this return fell short of the result for the fund’s benchmark, the MSCI US Broad Market Index, but exceeded the average annual return for peer funds.

During its relatively short history, the Diversified Equity Fund has endured a series of turbulent episodes, including the financial crisis in 2008 and, more recently, the U.S. and European debt dramas. As its performance relative to its comparative standards suggests, the fund’s success in navigating this turbulence has been mixed.

Still, it would be unwise to judge the long-term potential of this fund by its performance during the past few years. It is too short a period to provide an accurate reflection of the skills of the various advisors who oversee the underlying funds. We remain confident

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2011

	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	20.0%	7.96%
Vanguard Morgan Growth Fund Investor Shares	15.0	7.75
Vanguard Windsor II Fund Investor Shares	15.0	7.48
Vanguard Windsor Fund Investor Shares	15.0	4.15
Vanguard U.S. Growth Fund Investor Shares	15.0	8.68
Vanguard Explorer Fund Investor Shares	10.0	10.76
Vanguard Capital Value Fund	5.0	-1.51
Vanguard Mid-Cap Growth Fund	5.0	10.72
Combined	100.0%	7.42%

6

that in the long run the fund will benefit from the expertise of those advisors and from Vanguard’s low expense ratios.

Diversification is critical
in volatile markets
As we’ve witnessed over the past year, stock markets can switch directions suddenly and without warning.

Such market volatility can be unsettling for investors, but it’s times like this that remind us how critical it is to maintain a well-balanced, diversified portfolio composed of stock, bond, and money market funds in proportions consistent with one’s goals, time horizon, and risk tolerance.

Recent Vanguard research* continues to show why diversification is important. One surprising finding: Over the past 85 years, a hypothetical portfolio made up of 50% stocks and 50% bonds would have produced statistically equivalent returns whether the U.S. economy was in or out of recession. Although we’d all like to see higher returns and a more stable marketplace, the simple fact is that diversified portfolios have provided reasonable returns through some incredible turmoil.

It’s also important to diversify within an asset class, such as stocks; that way you get some access to whichever sectors or styles are in favor, and also some buffering when trends suddenly shift. The Diversified Equity Fund’s eight underlying funds offer a variety of investment styles and market capitalizations that are meant to provide you exposure to the broad market. With its broad diversification, talented advisors, and low costs, this fund can play an important role in a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 9, 2011

* The commentary, Recessions and balanced portfolio returns, is available on Vanguard.com.

7

Diversified Equity Fund

Fund Profile
As of October 31, 2011

Portfolio Characteristics
		MSCI US
	Broad Market
	Fund	Index
Number of Stocks	1,333	3,323
Median Market Cap	$29.7B	$30.8B
Price/Earnings Ratio	13.9x	14.8x
Price/Book Ratio	2.0x	2.1x
Return on Equity	19.4%	19.2%
Earnings Growth Rate	6.3%	7.2%
Dividend Yield	2.1%	2.0%
Turnover Rate	3%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.40%	—
30-Day SEC Yield	1.10%	—
Fund data reflect holdings of underlying funds.

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares		20.0%
Vanguard Morgan Growth Fund Investor
Shares		15.0
Vanguard Windsor II Fund Investor Shares		15.0
Vanguard Windsor Fund Investor Shares		15.0
Vanguard U.S. Growth Fund Investor
Shares		15.0
Vanguard Explorer Fund Investor Shares		10.0
Vanguard Capital Value Fund		5.0
Vanguard Mid-Cap Growth Fund		5.0

Volatility Measures
		MSCI US
		Broad Market
		Index
R-Squared		0.99
Beta		1.02
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
		MSCI US
		Broad Market
	Fund	Index
Consumer Discretionary	11.1%	11.7%
Consumer Staples	9.0	9.7
Energy	11.7	11.4
Financials	15.0	14.8
Health Care	14.1	11.6
Industrials	12.1	11.0
Information Technology	18.4	19.2
Materials	2.9	4.1
Telecommunication Services	2.5	2.7
Utilities	3.2	3.8
Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 23, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2011, the annualized acquired fund fees and expenses were 0.41%.

8

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 10, 2005, Through October 31, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/10/2005)	Investment
Diversified Equity Fund	7.42%	0.28%	2.74%	$11,889
MSCI US Broad Market Index	8.05	0.87	3.45	12,425
Multi-Cap Core Funds Average	4.88	-0.10	2.45	11,673

Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): June 10, 2005, Through October 31, 2011

See Financial Highlights for dividend and capital gains information.

9

Diversified Equity Fund

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Diversified Equity Fund	6/10/2005	-0.18%	-1.33%	0.92%

10

Diversified Equity Fund

Financial Statements

Statement of Net Assets
As of October 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	8,958,021	236,402
Vanguard Morgan Growth Fund Investor Shares	9,850,602	178,001
Vanguard Windsor II Fund Investor Shares	6,903,383	177,279
Vanguard Windsor Fund Investor Shares	13,716,091	177,212
Vanguard US Growth Fund Investor Shares	9,552,015	177,190
Vanguard Explorer Fund Investor Shares	1,619,295	118,241
Vanguard Capital Value Fund	6,016,240	59,320
Vanguard Mid-Cap Growth Fund	3,052,645	59,221
Total Investment Companies (Cost $1,143,826)		1,182,866
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.128% (Cost $196)	196,000	196
Total Investments (100.0%) (Cost $1,144,022)		1,183,062
Other Assets and Liabilities (0.0%)
Other Assets		1,531
Liabilities		(1,970)
		(439)
Net Assets (100%)
Applicable to 58,143,993 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,182,623
Net Asset Value Per Share		$20.34

At October 31, 2011, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,246,298
Undistributed Net Investment Income		5,651
Accumulated Net Realized Losses		(108,366)
Unrealized Appreciation (Depreciation)		39,040
Net Assets		1,182,623

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Statement of Operations

Year Ended
October 31, 2011
($000)
Investment Income
Income
Income Distributions Received	13,918
Net Investment Income—Note B	13,918
Realized Net Gain (Loss) on Investment Securities Sold	(11,815)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	92,233
Net Increase (Decrease) in Net Assets Resulting from Operations	94,336

See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,918	14,329
Realized Net Gain (Loss)	(11,815)	(71,758)
Change in Unrealized Appreciation (Depreciation)	92,233	259,250
Net Increase (Decrease) in Net Assets Resulting from Operations	94,336	201,821
Distributions
Net Investment Income	(13,421)	(13,978)
Realized Capital Gain	—	—
Total Distributions	(13,421)	(13,978)
Capital Share Transactions
Issued	153,850	168,117
Issued in Lieu of Cash Distributions	13,110	13,701
Redeemed	(315,715)	(329,979)
Net Increase (Decrease) from Capital Share Transactions	(148,755)	(148,161)
Total Increase (Decrease)	(67,840)	39,682
Net Assets
Beginning of Period	1,250,463	1,210,781
End of Period[1]	1,182,623	1,250,463
1 Net Assets—End of Period includes undistributed net investment income of $5,651,000 and $5,154,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Diversified Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$19.13	$16.43	$15.30	$26.15	$23.20
Investment Operations
Net Investment Income	.228	.206	.268	.284	.232
Capital Gain Distributions Received	—	—	—	1.333	.542
Net Realized and Unrealized Gain (Loss)
on Investments	1.192	2.686	1.856	(11.741)	2.705
Total from Investment Operations	1.420	2.892	2.124	(10.124)	3.479
Distributions
Dividends from Net Investment Income	(.210)	(.192)	(.286)	(.230)	(.270)
Distributions from Realized Capital Gains	—	—	(.708)	(.496)	(.259)
Total Distributions	(.210)	(.192)	(.994)	(.726)	(.529)
Net Asset Value, End of Period	$20.34	$19.13	$16.43	$15.30	$26.15

Total Return[1]	7.42%	17.68%	15.48%	-39.72%	15.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,183	$1,250	$1,211	$849	$682
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.41%	0.40%	0.43%	0.37%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.09%	1.13%	1.71%	1.27%	0.85%
Portfolio Turnover Rate	3%	3%	5%	2%	3%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

15

Diversified Equity Fund

For tax purposes, at October 31, 2011, the fund had $5,521,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $108,236,000 to offset future net capital gains of $24,029,000 through October 31, 2017, $72,059,000 through October 31, 2018, and $12,148,000 through October 31, 2019.

At October 31, 2011, the cost of investment securities for tax purposes was $1,144,022,000. Net unrealized appreciation of investment securities for tax purposes was $39,040,000, consisting of unrealized gains of $82,175,000 on securities that had risen in value since their purchase and $43,135,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2011, the fund purchased $39,718,000 of investment securities and sold $187,820,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended October 31,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	7,411	9,309
Issued in Lieu of Cash Distributions	642	765
Redeemed	(15,265)	(18,412)
Net Increase (Decrease) in Shares Outstanding	(7,212)	(8,338)

G. In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

16

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Diversified Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Diversified Equity Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 9, 2011

Special 2011 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $13,421,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 97.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

17

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Diversified Equity Fund
Periods Ended October 31, 2011

			Since
	One	Five	Inception
	Year	Years	(6/10/2005)
Returns Before Taxes	7.42%	0.28%	2.74%
Returns After Taxes on Distributions	7.25	-0.21	2.31
Returns After Taxes on Distributions and Sale of Fund Shares	5.04	0.12	2.24

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

19

Six Months Ended October 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2011	10/31/2011	Period
Based on Actual Fund Return	$1,000.00	$906.82	$1.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.14	2.09

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.41%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

21

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122011

Annual Report | October 31, 2011

Vanguard Emerging Markets Select

Stock Fund

> From its inception on June 27, 2011, through October 31, Vanguard Emerging Markets Select Stock Fund returned –11.55%.

> The fund trailed the –9.57% return of its benchmark, the MSCI Emerging Markets Index, and was a step behind the –11.19% average return of its peer group.

> Holdings of stocks of companies in South Korea, China, and Brazil drove a large portion of the fund’s returns.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
Trustees Approve Advisory Agreements.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Period Ended October 31, 2011

Since Inception
Vanguard Emerging Markets Select Stock Fund (Inception: 6/27/2011)	-11.55%
MSCI Emerging Markets Index	-9.57
Emerging Markets Funds Average	-11.19
Emerging Markets Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
Inception Through October 31, 2011

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Emerging Markets Select Stock Fund	$20.00	$17.69	$0.000	$0.000

1

Chairman’s Letter

Dear Shareholder,

I’m pleased to present to you the first shareholder report for Vanguard Emerging Markets Select Stock Fund for the partial year ended October 31, 2011.

Since its inception on June 27, Vanguard Emerging Markets Select Stock Fund returned –11.55%, modestly behind the average return of competing funds (–11.19%). Along with its peers, the new fund trailed the MSCI Emerging Markets Index (–9.57%), as both U.S. and international stocks began sliding just before the fund opened for business, before turning up in October.

The Emerging Markets Select Stock Fund seeks to provide long-term capital appreciation by investing mainly in a diverse selection of small-, mid-, and large-capitalization companies located in emerging markets, ranging from countries as large as China, the world’s second-largest economy, to smaller nations such as Peru, Poland, and Qatar.

The new fund will benefit from the best thinking of four highly regarded investment advisors, each of which oversees about a quarter of the fund’s assets. The advisors are M&G Investment Management Limited, Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management Company, llp. Please see the Advisors’ Report following this letter for a description of their various

2

investment approaches and their assessment of their portfolios during the fund’s start-up period.

This report begins with an overview of the market environment during the full 12 months of the fund’s fiscal year. We then review the factors that drove fund performance since inception.

For the markets,
an anxious 12 months
International stock markets returned a combined –4.66% for the period, as stock prices retreated in Europe and in the Pacific region’s developed and emerging markets, where growth has moderated.

By contrast, U.S. stock indexes ended the 12 months with solid returns, though the gains were shadowed by anxiety. This turbulence was so pronounced, in fact, that a one-month change in the start date would have yielded a very different perspective on performance. For the 12 months through October 31, the broad U.S. stock market returned 7.67%. For the 12 months ended September 30, however, the return was a mere 0.31%.

Unsteady yields reflected
fast-changing sentiment
Taxable bonds produced strong returns and municipal bonds solid but unspectacular results, though as in the

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	8.01%	12.22%	0.54%
Russell 2000 Index (Small-caps)	6.71	12.87	0.68
Dow Jones U.S. Total Stock Market Index	7.67	12.58	0.90
MSCI All Country World Index ex USA (International)	-4.66	12.92	-0.37

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.00%	8.87%	6.41%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.78	8.31	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.10	0.15	1.53

CPI
Consumer Price Index	3.53%	1.49%	2.33%

3

stock market, investor sentiment was volatile. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, began the 12 months at 2.61%, drifted higher as the economic expansion seemed to gather steam, then fluttered lower to close the period at 2.17%. The decline in Treasury yields (and rise in prices) was driven by Europe’s sovereign-debt dramas, underwhelming economic reports, and a flight to safety that was prompted, paradoxically, by a credit-rating agency’s decision to downgrade the U.S. government debt. Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.

Taxable investment-grade bonds returned 5.00% for the full 12 months. It’s important to note, of course, that as yields decline, the opportunity for similarly strong returns diminishes. The broad municipal market returned 3.78%. The returns on money market instruments hovered near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Financial sector stocks
weighed on returns
During the less than five months that Vanguard Emerging Markets Select Stock Fund has been in operation, stocks in South Korea, China, and Brazil represented more than a third of its holdings and, not surprisingly, accounted for more than a third of its negative return.

A commonality among these countries, as well as in other emerging markets, was a lackluster financial sector. Many emerging-market banks have been faced with high inflation and rising interest rates, which tend to eat into bank earnings, although some emerging-market countries have recently begun to reduce rates.

Materials sector stocks were also among the weakest performers, as Europe’s continuing debt dilemma, reinforced by the U.S. debt downgrade in August, raised concerns about global economic growth. Although the markets in South Korea, China, and Brazil were all influenced by these trends, the emphasis varied. For example, the decline in the materials sector had more of an impact on the fund’s holdings in South Korea (where exports include steel and chemicals) and Brazil (steel and paper products) than in China.

In China, a downturn in consumer and information technology stocks hindered overall returns. The threat of slower global growth also pushed oil prices lower from their highs earlier in the year, affecting oil exporters such as Brazil and Russia.

Amid the general downturn in emerging-market stocks during the period, some areas of the fund did produce positive results. These included the fund’s holdings in South Korean information technology companies (in contrast to declines in tech holdings in China and Taiwan).

4

Balance and diversification
make for a smoother ride
The start-up period for the Emerging Markets Select Stock Fund included the month of August, a time when stocks experienced dramatic volatility as concerns about a possible double-dip recession in the United States and a weakening of the Eurozone reached a crescendo before receding somewhat.

According to recent Vanguard research, the market turbulence wasn’t unusual—though it was painful—when compared with other periods of similar uncertainty. (See the commentary titled August 2011 stock market volatility: Extraordinary or ‘ordinary’?, which is available on vanguard.com.) Of course, it certainly didn’t feel that way in August, at least in contrast with the relative calm of the preceding months.

Still, the Vanguard researchers looked at other periods of major economic and political dislocation, such as the 2008–2009 global financial crisis, and found that the recent experience was in some ways typical. The implications for investors: Greater-than-usual market volatility tied to broad economic and financial shocks is to be expected from time to time, although of course there is no way to predict it. As Vanguard’s research shows, the ride for a stock-heavy portfolio has been a lot bumpier during these periods than for a portfolio that also included allocations to broad-based bond investments and short-term reserves.

The historical results reinforce one of our basic tenets about investing: Your strategy will benefit if it is built on a balanced and diversified portfolio—one that includes stocks (both domestic and international) and assets that typically don’t rise and fall in sync with them. Including international stocks in a portfolio of domestic stocks provides an additional layer of diversification. Because emerging markets make up about 25% of the international stock market, we believe emerging markets holdings can play an important supporting role in a globally diversified portfolio.

The Emerging Markets Select Stock Fund offers exposure to these securities through the services of four talented advisors.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2011

5

Advisors’ Report

For the partial fiscal year from the fund’s inception on June 27, 2011, through October 31, Vanguard Emerging Markets Select Stock Fund returned –11.55%, compared with the –11.19% average return of peer-group funds and the –9.57% return of the fund’s benchmark, the MSCI Emerging Markets Index.

The new fund’s assets were divided among four independent investment advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Oaktree Capital Management, LP	23	11	Seeks to capture misevaluation of securities caused by
			investor behavior. Oaktree’s investment process is
			driven by bottom-up research, which includes
			extensive travel to meet company management and
			maintaining in-house models focused on deriving
			reliable cash-flow projections.
Pzena Investment Management,	23	11	Uses a deep-value approach that focuses on the most
LLC			undervalued companies based on five-year
			price-to-normalized earnings. The firm believes that this
			value philosophy works well in emerging markets
			because most investors ignore the cost side of the
			equation and only focus on growth.
Wellington Management	23	11	Allocates the assets in its portion of the fund to a team
Company, LLP			of global analysts who seek to add value through
			in-depth fundamental research and understanding of
			their industries. By covering the same companies over
			a period of many years, these investment professionals
			gain comprehensive insight to guide decisions for their
			subportfolios.
M&G Investment Management	22	11	Seeks to identify companies that can handle capital
Limited			with discipline, generate returns above the cost of
			capital, and stay focused on creating value. M&G
			attempts to take advantage of pricing deviations
			created by short-term investors.
Cash Investments	9	4	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table on page 6. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 21, 2011.

Oaktree Capital Management, L.P.

Portfolio Managers:
Frank J. Carroll III, Managing Director and Co-Head of Emerging Markets Equities

Timothy D. Jensen,
Managing Director and Co-Head of Emerging Markets Equities.

Emerging-market equities performed poorly during the period. They under-performed global equity markets, which fell because of the European sovereign-debt crisis, diminished growth expectations in the developed economies, and fears of a hard landing in China. Emerging markets tend to perform better when global growth is strong, as this stimulates trade, and when global credit markets are easy, which facilitates investment flows. Many emerging markets have been tightening monetary policy to combat inflation, and this policy has also hindered equity markets.

The dollar returns of emerging-market equities were also hurt by significant currency depreciation in key markets, including Brazil, South Korea, Mexico, and South Africa. Currency depreciation was seemingly indiscriminate during August and September, and apparently resulted from the withdrawal of capital from local-currency fixed income and equity markets as investors sought to reduce risk.

Valuations started the period at lower-than-average levels and ended October at what we view as attractive levels, whether measured by price/book value or price/ earnings ratios. Buying emerging markets at the aggregate price/book value prevailing at the end of October has historically proven to be profitable over longer-term horizons. When fear rules markets, it can be difficult to stay invested, and there is a strong incentive to gravitate to “safe” stocks that may fall less in down markets but offer little upside in a recovery. We avoided over-defensiveness and remained invested in our favorite names across sectors and countries.

Overweighted markets for the portfolio included China, India, Peru, and Indonesia, and underweighted markets included South Africa, South Korea, Taiwan, and Mexico. Tight monetary policy in China clearly affected the domestic credit markets during this period, as the marginal borrower found it more difficult to find credit and the marginal cost of credit rose. Economic growth in China, the largest market in the index and the second-largest economy in the world, has been driven

7

over the past decade by investment and exports, and growth in the future will have to make the transition to domestic consumption. The transition will not be seamless, but we believe we have identified a portfolio of attractively valued companies that will benefit from it. South Africa remains the largest underweight in the portfolio because it offers neither exciting growth nor value.

Pzena Investment Management, LLC

Portfolio Managers:
Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal and Co-Chief Investment Officer

The current global market environment reflects increased economic fear worldwide, driven largely by concerns about European debt levels and their collateral effects on global growth. In emerging markets, the early 2011 worries about rising inflation have generally given way to anxiety over slowing growth and a fear of a hard landing in China, which would resonate globally. We took advantage of fear-driven weaknesses by adding to our positions in selected cyclical energy, industrial, and tech names while at the same time taking money off the table in our relative outperformers in stable areas, such as utilities and insurance. As we moved into October, and European leaders appeared to reach some agreement on a path forward, the market reflected newfound hope, and highly cyclical energy and materials stocks in particular outperformed.

From a valuation perspective, the current market appears attractive; however, we remain concerned that many companies’ earnings are still above normalized expectations. We have, therefore, deliberately sought to focus on investment opportunities where we find current earnings pain that our research tells us is likely to be only temporary. This has in turn led to a diverse set of portfolio holdings.

During this period, our underperformance was largely driven by company-specific issues, while our overweight positions in information technology and South Korea, and underweights in materials and Brazil, helped performance.

Wellington Management Company, LLP

Portfolio Manager:
Cheryl M. Duckworth, CFA, Senior Vice President and Associate Director, Global Industry Research

Emerging-market equities declined by almost 10% during the period, as fallout from the sovereign-debt crisis in Europe, fears of slowing global economic growth, and concerns about the banking system and policy framework in China weighed on markets. Nine of ten sectors in the MSCI Emerging Markets Index fell during the period, with consumer staples managing a slight gain. All regions—Latin America, Europe, the Middle East, Africa, and Asia—also fell.

We focus on bottom-up stock selection as the primary driver of performance while minimizing active industry bets. Stock selection was strong in financials, with

8

holdings such as Hana Financial and Metro Bank & Trust contributing to returns. Selection within industrials, including AirAsia, and utilities, including Guangdong Investment, also contributed to performance. Guangdong Investment, which invests in and operates toll roads, bridges, energy projects, and other properties in China, was the portfolio’s largest relative contributor. The company reported strong first-half earnings with significant growth in revenue from its water distribution projects and its department stores.

Our stock selection on the whole detracted from relative returns during this short period. Security selection suffered within the materials, information technology, and consumer staples sectors, outweighing more favorable stock picks in other sectors. Smartphone manufacturer HTC was our biggest relative detractor, while in materials, Evraz Group and U.K.-based Vedanta Resources also detracted from results.

M&G Investment Management Limited

Portfolio Managers:
Michael Godfrey, CFA

Matthew Vaight, UKSIP

The fund declined during a volatile period, with the ongoing debt crisis in the Eurozone, weakness in the United States, and concerns about the sustainability of China’s economic growth heightening risk aversion.

Against this backdrop, the portfolio’s holdings in Brazil and South Africa weighed on relative performance. Brazilian logistics company All America Latina Logistica was a notable detractor; it was affected by concerns of a global economic slowdown, which were exacerbated by uncertainty surrounding new industry regulations. We used this weakness to add to the position; the company is well-managed and its improving asset efficiencies should drive future returns.

At a sector level, stock selection was weak among industrials and financials. By contrast, stock selection in the information technology and telecommunication services sectors added value. Two telecommunications businesses—India’s Idea Cellular and China’s Unicom—were among the leading contributors to performance during the period. Both companies enjoy strong competitive advantages and benefited from improved operating environments in their markets.

We have a long-term investment horizon, and consequently, our trading activity will tend to be muted. Nevertheless, we have taken advantage of the indiscriminate nature of recent market falls to add to existing holdings, such as relatively new positions in Tikkurila, a market-leading paints manufacturer in Eastern Europe, and AZ Electronic Materials, a specialty chemicals producer that is highly exposed to Asia. We also took advantage of market weakness to initiate a position in NHN, a South Korean internet search engine giant, which is a quality, high-return business that had historically looked expensive.

9

Turning to sales, we disposed of stakes in a number of companies where our conviction had weakened, recycling proceeds into higher-conviction names, such as Thai Beverage; Philippines-based Globe Telecom; Cemex, a Mexican building materials company; and Renhe Commercial, a Chinese developer of underground shopping malls. We also sold Chaoda Modern Agriculture, China’s largest fruit and vegetable producer. Concerns about the organization’s corporate governance, including negative speculation regarding its land bank, prompted the sale.

10

Emerging Markets Select Stock Fund

Fund Profile
As of October 31, 2011

Portfolio Characteristics
		MSCI	MSCI AC
		Emerging	World
		Markets	Index
	Fund	Index	ex USA
Number of Stocks	248	819	1,861
Median Market Cap	$9.7B	$17.4B	$27.3B
Price/Earnings Ratio	10.9x	10.8x	11.6x
Price/Book Ratio	1.6x	1.7x	1.4x
Return on Equity	19.8%	20.1%	17.8%
Earnings Growth Rate 12.6%		14.5%	2.5%
Dividend Yield	2.5%	2.9%	3.4%
Turnover Rate	43%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.95%	—	—
Short-Term Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI	MSCI AC
		Emerging	World
		Markets	Index
	Fund	Index	ex USA
Consumer
Discretionary	9.0%	8.0%	9.1%
Consumer Staples	6.7	7.4	9.6
Energy	14.8	14.1	11.5
Financials	22.5	24.1	23.5
Health Care	1.2	1.1	6.7
Industrials	6.5	6.7	10.4
Information
Technology	14.6	12.8	6.4
Materials	11.8	14.1	12.3
Telecommunication
Services	8.7	8.2	6.4
Utilities	4.2	3.5	4.1

Ten Largest Holdings (% of total net assets)

Samsung Electronics Co.
Ltd.	Semiconductors	3.0%
Petroleo Brasileiro SA	Integrated Oil &
	Gas	3.0
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.8
Hana Financial Group
Inc.	Diversified Banks	1.6
Lukoil OAO ADR	Integrated Oil &
	Gas	1.6
Sasol Ltd.	Integrated Oil &
	Gas	1.4
America Movil SAB de	Wireless
CV	Telecommunication
	Services	1.4
Vale SA	Steel	1.4
China Shenhua Energy	Coal & Consumable
Co. Ltd.	Fuels	1.3
Hon Hai Precision	Electronic
Industry Co. Ltd.	Manufacturing
	Services	1.2
Top Ten		17.7%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated June 13, 2011, and represents estimated costs for the current fiscal year. For the period from inception through October 31, 2011, the annualized expense ratio was 0.89%.

11

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)
		MSCI	MSCI AC
		Emerging	World
		Markets	Index
	Fund	Index	ex USA
Europe
United Kingdom	1.1%	0.0%	14.7%
Other	1.3	0.0	29.4
Subtotal	2.4%	0.0%	44.1%
Pacific
Hong Kong	2.6%	0.0%	2.4%
Other	0.8	0.0	21.0
Subtotal	3.4%	0.0%	23.4%
Emerging Markets
China	17.5%	16.5%	4.1%
Brazil	14.8	15.8	3.9
South Korea	14.3	15.5	3.9
India	8.3	8.5	2.1
Taiwan	7.8	10.6	2.7
Russia	5.9	5.1	1.3
South Africa	5.0	8.1	2.0
Mexico	3.3	4.6	1.2
Malaysia	3.0	3.9	1.0
Thailand	3.0	1.6	0.4
Turkey	2.2	1.1	0.3
Indonesia	1.4	2.8	0.7
Philippines	1.3	0.5	0.1
Other	3.9	5.4	1.3
Subtotal	91.7%	100.0%	25.0%
Middle East	1.3%	0.0%	0.5%
North America
Canada	1.2%	0.0%	7.0%

12

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 27, 2011, Through October 31, 2011

Total Returns: Period Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	Since
	Date	Inception
Emerging Markets Select Stock
Fund	6/27/2011	-21.80%

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.

See Financial Highlights for dividend and capital gains information.

13

Emerging Markets Select Stock Fund

Financial Statements

Statement of Net Assets
As of October 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (93.5%)[1]
Argentina (0.3%)
Tenaris SA ADR	2,175	69
MercadoLibre Inc.	915	60
Arcos Dorados Holdings Inc.
Class A	800	19
		148
Australia (0.1%)
* CGA Mining Ltd.	24,252	60

Brazil (13.3%)
Petroleo Brasileiro
SA Prior Pfd.	93,004	1,164
Banco do Brasil SA	37,000	565
Usinas Siderurgicas
de Minas Gerais
SA Prior Pfd.	66,118	463
Vale SA Prior Pfd.	13,920	331
Vale SA Class B ADR	12,492	317
Petroleo Brasileiro SA ADR	9,827	265
Totvs SA	14,500	242
EDP - Energias do Brasil SA	10,900	236
Cia de Saneamento
de Minas Gerais-COPASA	12,400	232
Banco Santander Brasil SA	25,300	228
All America Latina Logistica
SA	43,500	218
Fibria Celulose SA	20,600	185
Itau Unibanco Holding
SA ADR	8,961	171
Cia de Saneamento Basico
do Estado de Sao Paulo
ADR	2,950	160
Itau Unibanco Holding
SA Prior Pfd.	7,650	147
BRF - Brasil Foods SA	6,900	143
Multiplus SA	7,500	127
Cia Brasileira de Distribuicao
Grupo Pao de Acucar ADR	2,986	117

		Market
		Value•
	Shares	($000)
Cia Energetica de
Minas Gerais ADR	6,790	116
Tim Participacoes SA ADR	4,200	109
PDG Realty SA
Empreendimentos
e Participacoes	24,700	109
Cia de Bebidas
das Americas ADR	2,986	101
Banco Santander Brasil
SA ADR	10,800	98
* OGX Petroleo e Gas
Participacoes SA	11,350	95
BR Malls Participacoes SA	7,200	78
Souza Cruz SA	5,800	72
Fibria Celulose SA ADR	7,602	67
Redecard SA	3,610	60
Confab Industrial
SA Prior Pfd.	16,000	49
CETIP SA - Balcao
Organizado de Ativos
e Derivativos	2,100	29
		6,294
Canada (1.2%)
Methanex Corp.	8,650	223
Sherritt International Corp.	32,900	189
First Quantum Minerals Ltd.	7,500	157
* Sino-Forest Corp.	1,600	2
		571
Chile (0.4%)
Banco Santander Chile ADR	1,354	111
Sociedad Quimica y Minera
de Chile SA ADR	1,630	95
		206
China (15.7%)
China Shenhua Energy Co.
Ltd.	137,000	627
CNOOC Ltd.	242,000	457
China Unicom Hong Kong
Ltd.	167,000	336

14

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	China Mobile Ltd.	33,000	314
	Industrial & Commercial
	Bank of China	481,000	300
	China Construction
	Bank Corp.	354,000	260
	Mindray Medical
	International Ltd. ADR	8,200	224
	China Pacific Insurance
	Group Co. Ltd.	72,400	222
	China Dongxiang Group
	Co.	1,234,000	221
	Lenovo Group Ltd.	326,000	219
	Jiangsu Expressway Co.
	Ltd.	254,000	219
	Shanghai Electric
	Group Co. Ltd.	496,000	218
	Wynn Macau Ltd.	75,600	212
	Kingboard Laminates
	Holdings Ltd.	356,000	192
*	Sun Art Retail Group Ltd.	135,500	175
	China Power International
	Development Ltd.	801,600	170
*	Melco Crown
	Entertainment Ltd. ADR	14,711	169
*	Huadian Power
	International Co.	1,080,000	168
	Spreadtrum
	Communications Inc.
	ADR	6,283	167
	ENN Energy Holdings Ltd.	46,000	166
	Soho China Ltd.	221,000	158
	Guangdong Investment
	Ltd.	242,000	146
	China Mobile Ltd. ADR	2,986	142
	Evergrande Real Estate
	Group Ltd.	316,000	137
	China BlueChemical Ltd.	164,000	128
	China Oilfield Services Ltd.	74,000	123
	Agricultural Bank of China
	Ltd.	272,000	122
*	Baidu Inc. ADR	830	116
	China Mengniu Dairy Co.
	Ltd.	36,000	115
	China Metal Recycling
	Holdings Ltd.	102,000	109
*	China Minzhong Food
	Corp. Ltd.	126,000	104
	Tsingtao Brewery Co. Ltd.	18,600	95
	Zhongsheng Group
	Holdings Ltd.	51,500	91
*	China Taiping Insurance
	Holdings Co. Ltd.	41,600	90
	Huabao International
	Holdings Ltd.	128,000	81

			Market
			Value•
		Shares	($000)
	Tencent Holdings Ltd.	3,000	69
	Hengan International
	Group Co. Ltd.	7,900	68
	Kingdee International
	Software Group Co. Ltd.	166,000	67
	China Telecom Corp. Ltd.	106,000	65
	Intime Department Store
	Group Co. Ltd.	41,500	60
	Chaoda Modern Agriculture
	Holdings Ltd.	404,000	57
	China Life Insurance Co.
	Ltd.	20,000	52
	Kunlun Energy Co. Ltd.	36,000	50
	China Shipping
	Development Co. Ltd.	56,000	40
	Shandong Weigao Group
	Medical Polymer Co. Ltd.	36,500	38
	Vinda International Holdings
	Ltd.	28,000	32
	Belle International Holdings
	Ltd. Class A	16,000	31
	China Resources Enterprise
	Ltd.	3,500	13
	Wumart Stores Inc.	2,600	5
			7,440
Colombia (0.4%)
	BanColombia SA ADR	2,700	168

Egypt (0.3%)
*	Orascom Telecom Holding
	SAE GDR	27,600	76
	Commercial International
	Bank Egypt SAE	15,208	68
			144
Exchange-Traded Fund (3.6%)
2	Vanguard MSCI Emerging
	Markets ETF	41,225	1,710

France (0.5%)
	CFAO SA	6,241	241

Hong Kong (2.5%)
	Yingde Gases	236,500	252
	Pacific Basin Shipping Ltd.	542,750	247
	China Resources Power
	Holdings Co. Ltd.	112,000	199
	Texwinca Holdings Ltd.	146,000	185
	Stella International Holdings
	Ltd.	65,000	147
	ASM Pacific Technology Ltd.	6,700	74
	China Overseas Grand
	Oceans Group Ltd.	87,000	66
	Trinity Ltd.	13,000	12
			1,182

15

Emerging Markets Select Stock Fund

		Market
		Value•
	Shares	($000)
Hungary (0.7%)
Magyar Telekom
Telecommunications plc	85,350	197
OTP Bank plc	9,600	151
		348
India (7.5%)
Reliance Industries Ltd.	28,016	502
HCL Technologies Ltd.	37,348	337
* Idea Cellular Ltd.	132,387	256
Infrastructure Development
Finance Co. Ltd.	90,026	243
ITC Ltd.	52,798	230
* Genpact Ltd.	12,800	207
Bank of India	28,054	191
Bharti Airtel Ltd.	18,362	147
ICICI Bank Ltd. ADR	3,924	146
HDFC Bank Ltd. ADR	4,067	129
Sun Pharmaceutical
Industries Ltd.	12,164	125
IRB Infrastructure
Developers Ltd.	35,507	119
Bank of Baroda	7,325	115
Infosys Ltd. ADR	1,903	112
Punjab National Bank	5,122	102
Aban Offshore Ltd.	7,532	66
Jain Irrigation Systems Ltd.	25,607	65
Central Bank Of India	26,825	59
United Phosphorus Ltd.	19,338	58
Corp Bank	6,650	58
Dr Reddy’s Laboratories
Ltd. ADR	1,740	58
Karnataka Bank Ltd.	30,688	56
Indian Bank	11,800	52
ING Vysya Bank Ltd.	5,292	36
Gujarat NRE Coke Ltd.	57,451	29
Nava Bharat Ventures Ltd.	8,120	29
DLF Ltd.	2,780	14
		3,541
Indonesia (1.2%)
Indosat Tbk PT	228,500	137
Bank Rakyat Indonesia
Persero Tbk PT	177,500	133
Indofood CBP Sukses
Makmur TBK PT	207,000	123
Bank Mandiri Tbk PT	121,500	97
Gudang Garam Tbk PT	6,500	43
Telekomunikasi Indonesia
Tbk PT ADR	1,250	42
		575
Kenya (0.1%)
Safaricom Ltd.	938,400	28

		Market
		Value•
	Shares	($000)
Luxembourg (0.2%)
Evraz Group SA GDR	5,580	99

Malaysia (2.7%)
Axiata Group Bhd.	179,400	284
Genting Malaysia Bhd.	180,400	224
UMW Holdings Bhd.	98,500	212
Genting Bhd.	54,000	188
CIMB Group Holdings Bhd.	58,300	143
AirAsia Bhd.	94,800	119
British American Tobacco
Malaysia Bhd.	6,100	92
		1,262
Mexico (2.9%)
America Movil SAB de
CV ADR	16,061	408
Fomento Economico
Mexicano SAB de CV	40,619	273
America Movil SAB de CV	191,700	244
* Industrias CH SAB de CV
Class B	67,000	218
Wal-Mart de Mexico
SAB de CV	66,400	171
Grupo Financiero Banorte
SAB de CV	14,800	51
		1,365
Peru (0.6%)
Cia de Minas Buenaventura
SA ADR	3,801	155
Southern Copper Corp.	4,354	134
		289
Philippines (1.2%)
Metropolitan Bank & Trust	156,650	259
Energy Development
Corp.	1,466,100	208
Philippine Long Distance
Telephone Co.	1,236	69
Ayala Land Inc.	79,600	30
		566
Poland (0.6%)
Cyfrowy Polsat SA	42,850	199
Bank Pekao SA	2,163	100
		299
Qatar (0.7%)
Industries Qatar QSC	9,806	354

Russia (5.3%)
Gazprom OAO ADR	46,214	536
Lukoil OAO ADR
(London Shares)	7,523	436
Rosneft Oil Co. GDR	57,364	406
Lukoil OAO ADR
(United States)	5,216	302
* NOMOS-BANK GDR	16,675	208

16

Emerging Markets Select Stock Fund

			Market
			Value
		Shares	($000)
*	Sberbank of Russia ADR	18,125	197
	Sberbank of Russia	65,500	173
	Mobile Telesystems
	OJSC ADR	7,332	105
	Magnit OJSC GDR	3,307	84
	Mechel ADR	5,704	75
			2,522
Singapore (0.7%)
	Noble Group Ltd.	167,000	204
	Olam International Ltd.	59,000	118
			322
South Africa (4.3%)
	Sasol Ltd.	13,399	603
	Standard Bank Group Ltd.	26,201	322
	MTN Group Ltd.	16,202	282
	Imperial Holdings Ltd.	15,934	234
	Naspers Ltd.	2,432	115
	African Bank Investments
	Ltd.	26,444	114
	Aveng Ltd.	23,750	111
	AngloGold Ashanti Ltd. ADR	2,350	106
*	Murray & Roberts Holdings
	Ltd.	34,950	106
	Sasol Ltd. ADR	1,354	61
			2,054
South Korea (12.8%)
	Samsung Electronics Co.
	Ltd.	1,682	1,448
	Hana Financial Group Inc.	21,550	770
	Shinhan Financial Group Co.
	Ltd.	13,674	545
	LG Electronics Inc.	8,223	544
	Industrial Bank of Korea	20,690	272
	LG Chem Ltd.	802	259
	SK Telecom Co. Ltd.	1,850	246
	GS Holdings	3,665	211
	Hyundai Motor Co.	1,013	204
*	E-Mart Co. Ltd.	703	184
	Hyundai Mipo Dockyard	1,650	179
	Hyundai Mobis	472	135
	Grand Korea Leisure Co.
	Ltd.	6,920	123
	KB Financial Group Inc. ADR	2,900	113
	POSCO ADR	1,264	109
	GS Engineering &
	Construction Corp.	1,216	106
	Kolon Industries Inc.	1,576	101
	Dongbu Insurance Co. Ltd.	2,220	94
	KB Financial Group Inc.	2,230	86
*	LG Life Sciences Ltd.	2,050	71
	Kia Motors Corp.	1,051	67

			Market
			Value
		Shares	($000)
	Daewoo Shipbuilding &
	Marine Engineering Co.
	Ltd.	2,720	67
	Cheil Industries Inc.	561	50
	SK Telecom Co. Ltd. ADR	2,100	31
	KT Corp. ADR	1,790	30
*	NHN Corp.	136	28
	LG Household &
	Health Care Ltd.	53	24
			6,097
Sweden (0.6%)
	Oriflame Cosmetics SA	6,850	273

Taiwan (6.8%)
	Hon Hai Precision Industry
	Co. Ltd.	214,200	587
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	44,433	561
	Compal Electronics Inc.	421,000	386
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	125,000	305
	HTC Corp.	11,140	250
	Advanced Semiconductor
	Engineering Inc.	243,924	216
*	Yuanta Financial Holding
	Co. Ltd.	212,842	121
	Asustek Computer Inc.	16,540	115
	Formosa Plastics Corp.	37,000	109
	Foxconn Technology
	Co. Ltd.	29,800	104
	Taishin Financial Holding
	Co. Ltd.	188,510	80
	Synnex Technology
	International Corp.	32,000	78
	Advantech Co. Ltd.	28,200	77
	Catcher Technology Co. Ltd.	12,000	67
	Chroma ATE Inc.	26,560	53
	Wistron Corp.	38,298	44
	Largan Precision Co. Ltd.	1,700	38
	E Ink Holdings Inc.	16,000	33
			3,224
Thailand (2.7%)
	Bangkok Bank PCL	48,100	232
	Krung Thai Bank PCL
	(Foreign)	396,800	194
*	PTT Global Chemical PCL	89,051	190
	PTT Exploration &
	Production PCL (Foreign)	33,900	176
	Bangkok Bank PCL (Foreign)	27,200	138
	Bank of Ayudhya PCL
	(Foreign)	195,900	129

17

Emerging Markets Select Stock Fund

			Market
			Value
		Shares	($000)
	Charoen Pokphand Foods
	PCL	105,500	103
	Siam Commercial Bank
	PCL (Foreign)	26,200	99
	PTT Global Chemical PCL	15,900	34
	CP ALL PCL (Foreign)	3,600	5
			1,300
	Turkey (2.0%)
*	Asya Katilim Bankasi AS	245,920	263
	Tupras Turkiye Petrol
	Rafinerileri AS	8,164	184
	Turkcell Iletisim Hizmetleri
	AS ADR	13,381	165
	Turkiye Vakiflar Bankasi Tao	91,575	155
	Ford Otomotiv Sanayi AS	20,725	151
	Turkiye Garanti Bankasi AS	12,795	45
			963
	United Arab Emirates (0.5%)
*	DP World Ltd.	21,828	239

	United Kingdom (1.1%)
	AZ Electronic Materials SA	66,509	264
	Vedanta Resources plc	6,558	134
*	African Minerals Ltd.	18,138	128
			526
	Total Common Stocks
	(Cost $47,261)		44,410
Temporary Cash Investments (5.0%)[1]
	Money Market Fund (4.0%)
3	Vanguard Market
	Liquidity Fund,
	0.128%	1,879,772	1,880

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (1.0%)
[4,5] Fannie Mae Discount
Notes, 0.060%, 12/21/11	500	500
Total Temporary Cash Investments
(Cost $2,380)		2,380
Total Investments (98.5%)
(Cost $49,641)		46,790
Other Assets and Liabilities (1.5%)
Other Assets		1,350
Liabilities		(605)
		745
Net Assets (100%)
Applicable to 2,687,793 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		47,535
Net Asset Value Per Share		$17.69

At October 31, 2011, net assets consisted of:
		Amount
		($000)
Paid-in Capital		51,978
Accumulated Net Investment Losses		(36)
Accumulated Net Realized Losses		(1,580)
Unrealized Appreciation (Depreciation)
Investment Securities		(2,851)
Futures Contracts		3
Foreign Currencies		21
Net Assets		47,535

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.6% and 1.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer is under federal conservatorship and is dependent upon the continued support of the U.S. Treasury to avoid receivership.
5 Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Emerging Markets Select Stock Fund

Statement of Operations

June 27, 2011[1] to
October 31, 2011
($000)
Investment Income
Income
Dividends	243
Interest[2]	2
Total Income	245
Expenses
Investment Advisory Fees—Note B	61
The Vanguard Group—Note C
Management and Administrative	30
Custodian Fees	8
Auditing Fees	7
Shareholders’ Reports	4
Total Expenses	110
Net Investment Income	135
Realized Net Gain (Loss)
Investment Securities Sold	(1,094)
Futures Contracts	(486)
Foreign Currencies	(184)
Realized Net Gain (Loss)	(1,764)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(2,851)
Futures Contracts	3
Foreign Currencies	21
Change in Unrealized Appreciation (Depreciation)	(2,827)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,456)
1 Inception.
2 Interest Income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

June 14, 2011[1] to
October 31, 2011
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	135
Realized Net Gain (Loss)	(1,764)
Change in Unrealized Appreciation (Depreciation)	(2,827)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,456)
Distributions
Net Investment Income	—
Realized Capital Gain	—
Total Distributions	—
Capital Share Transactions
Issued	56,497
Issued in Lieu of Cash Distributions	—
Redeemed[2]	(4,506)
Net Increase (Decrease) from Capital Share Transactions	51,991
Total Increase (Decrease)	47,535
Net Assets
Beginning of Period	—
End of Period[3]	47,535

1 Commencement of subscription period for the fund.
2 Net of redemption fees for fiscal 2011 of $37,000.
3 Net Assets—End of Period includes accumulated net investement losses of ($37,000).

See accompanying Notes, which are an integral part of the Financial Statements.

20

Emerging Markets Select Stock Fund

Financial Highlights

June 14, 2011[1] to
For a Share Outstanding Throughout the Period	October 31, 2011
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	.079[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	(2.389)
Total from Investment Operations	(2.310)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$17.69

Total Return[4]	-11.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$48
Ratio of Total Expenses to Average Net Assets	0.89%[5]
Ratio of Net Investment Income to Average Net Assets	1.09%[5]
Portfolio Turnover Rate	18%

1 Subscription period for the fund was June 14, 2011, to June 27, 2011, during which time all assets were held in money market instruments. Performance measurement began June 27, 2011, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.01.
4 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account services fees.
5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

22

Emerging Markets Select Stock Fund

4. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended October 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Limited, Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. In accordance with the advisory contracts entered into with M&G Investment Management Limited, Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management Company, LLP, the investment advisory fees will be subject to quarterly adjustments, beginning May 1, 2012, based on performance since July 31, 2011, relative to the MSCI Emerging Markets Index. Performance will be phased in by July 31, 2014.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the period ended October 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.49% of the fund’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2011, the fund had contributed capital of $9,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

23

Emerging Markets Select Stock Fund

The following table summarizes the fund’s investments as of October 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	10,749	—	2
Common Stocks—Other	2,927	30,732	—
Temporary Cash Investments	1,880	500	—
Futures Contracts—Liabilities[1]	(66)	—	—
Total	15,490	31,232	2
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the period ended October 31, 2011:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of June 27, 2011[1]	—
Transfers into Level 3	2
Balance as of October 31, 2011	2
1 Inception.

E. At October 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
MSCI Emerging Markets Index	December 2011	30	1,465	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences are primarily attributed to tax deferral of losses on wash sales and will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

24

Emerging Markets Select Stock Fund

During the period ended October 31, 2011, the fund realized net foreign currency losses of $184,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to accumulated net investment losses. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Passive foreign investment companies held at October 31, 2011, had unrealized appreciation of $20,000.

For tax purposes, the fund had a net operating loss of $13,000 for the period ended October 31, 2011. This amount has been reclassified from accumulated net investment losses to paid-in capital. At October 31, 2011, the fund had no ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,244,000 to offset future net capital gains.

At October 31, 2011, the cost of investment securities for tax purposes was $49,994,000. Net unrealized depreciation of investment securities for tax purposes was $3,204,000, consisting of unrealized gains of $662,000 on securities that had risen in value since their purchase and $3,866,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the period ended October 31, 2011, the fund purchased $54,195,000 of investment securities and sold $5,839,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

June 14, 2011[1] to
October 31, 2011
Shares
(000)
Issued	2,954
Issued in Lieu of Cash Distributions	—
Redeemed	(266)
Net Increase (Decrease) in Shares Outstanding	2,688
1 Commencement of subscription period for the fund.

I. In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Emerging Markets Select Stock Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Emerging Markets Select Stock Fund (constituting a separate portfolio of Vanguard Trustees’ Equity Fund, hereafter referred to as the “Fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period June 14, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 12, 2011

26

Trustees Approve Advisory Agreements

Effective March 2011, the board of trustees approved the launch of Vanguard Emerging Markets Select Stock Fund and its externalized management structure, whereby M&G Investment Management Limited (M&G), Oaktree Capital Management, L.P. (Oaktree), Pzena Investment Management, LLC (Pzena), and Wellington Management Company, LLP (Wellington), provide investment advisory services to the fund. The board determined that the investment advisory agreements with M&G, Oaktree, Pzena, and Wellington were in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each advisor’s investment management services and took into account the organizational depth and stability of each advisor. The board noted the following:

M&G Investment Management Limited. Founded in 1931, M&G has been a wholly owned subsidiary of Prudential PLC since 1999. M&G uses a bottom-up approach that seeks to identify companies that are disciplined with capital, generate returns above the cost of capital, and are focused on creating value. M&G takes a long-term view to exploit pricing anomalies created by short-term investors.

The portfolio managers responsible for implementing M&G’s investment strategy average more than 13 years of industry experience.

Oaktree Capital Management, L.P. Founded in 1995, Oaktree is an investment advisory firm that seeks to capture misevaluation of securities caused by investor behavior, while placing a priority on limiting losses. Oaktree’s investment process is driven by bottom-up research, which includes extensive travel to meet company management and maintaining in-house models focused on deriving reliable cash-flow projections. The portfolio managers responsible for implementing Oaktree’s investment strategy have more than 20 years of experience investing in emerging markets.

Pzena Investment Management, LLC. Founded in 1995, Pzena is an investment management firm that uses a deep-value approach to portfolio management that focuses on the least expensive companies based on five-year price-to-normalized earnings. Pzena believes its value philosophy works well in emerging markets because most investors ignore the cost side of the equation and only focus on growth. Because the companies Pzena targets are underperforming their historical earnings power, each potential holding undergoes intensive fundamental research to determine whether the problems are temporary or permanent. The portfolio managers responsible for implementing Pzena’s emerging markets investment strategy average more than 18 years of investment industry experience.

Wellington Management Company, LLP. Founded in 1928, Wellington is among the nation’s oldest and most respected investment management firms. The team of Wellington investment professionals, including global industry analysts (GIAs), employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of their industries. Wellington believes that the experience of covering the same companies over a period of many years provides the GIAs with unusually in-depth knowledge, which in turn leads to better and more timely decisions and increases their potential to produce superior results. The GIAs responsible for implementing Wellington’s emerging markets investment strategy average more than 18 years of investment industry experience.

27

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory agreements.

Investment performance
The board determined that the four advisors are quality firms with impressive capabilities, records, and enduring investment approaches that, in combination, ought to benefit shareholders over the long term. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost
The board considered the cost of services to be provided and concluded that the fund’s expense ratio will be below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate will also be below its peer-group average. Information about the fund’s expenses appears in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

28

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7520 122011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2011: $61,000
Fiscal Year Ended October 31, 2010: $51,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2011: $3,978,540
Fiscal Year Ended October 31, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2011: $1,341,750
Fiscal Year Ended October 31, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2011: $373,830
Fiscal Year Ended October 31, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2011: $16,000
Fiscal Year Ended October 31, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2011: $389,830
Fiscal Year Ended October 31, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2011

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 20, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number 33-23444, Incorporated by Reference.